UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2014

ENDO INTERNATIONAL PLC

(Exact Name of Registrant as Specified in Charter)

Ireland	001-36326	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Fitzwilliam Square

Dublin 2 Ireland

(011)-353-1-669-6634

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

In connection with a proposed private financing transaction, we anticipate disclosing to prospective investors certain information that has not been previously publicly reported. This information is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

This report is neither an offer to purchase nor a solicitation of an offer to sell any securities.

Item 8.01	Other Events.

We are providing the following additional the risk factor for the purpose of updating the risk factor disclosure contained in our public filings, including those discussed under the caption “Risk Factors” in the Annual Report on Form 10-K for the year ended December 31, 2013, which was filed by Endo Health Solutions Inc. with the Securities and Exchange Commission on March 3, 2014.

If we fail to comply with the terms of our Deferred Prosecution Agreement or Corporate Integrity Agreement (and related term of probation), we may be subject to criminal prosecution and/or exclusion from federal healthcare programs.

On February 21, 2014, in connection with our settlement of a U.S. government civil and criminal investigation concerning the sales, marketing and promotional practices relating to Lidoderm® (lidocaine patch 5%), we entered into a five-year Corporate Integrity Agreement (“CIA”) with the Office of the Inspector General of the Department of Health and Human Services (“HHS-OIG”) and a two-and-a-half-year Deferred Prosecution Agreement (“DPA”) with the Department of Justice (“DOJ”).

The CIA applies to our branded pharmaceutical business and acknowledges the existence of our current compliance program. The CIA requires that we continue to maintain during the term of the CIA a compliance program designed to promote compliance with federal healthcare and U.S. Food and Drug Administration (“FDA”) requirements. We are also required to maintain several elements of the existing program during the term of the CIA, including maintaining a Chief Compliance Officer, a Compliance Committee, and a Code of Conduct. The CIA requires that we conduct certain additional compliance-related activities during the term of the CIA, including various training and monitoring procedures, and maintain a disciplinary process for compliance violations. Pursuant to the CIA, we are required to notify the HHS-OIG in writing, among other things, of: (i) any ongoing government investigation or legal proceeding brought by a U.S. governmental entity involving an allegation that the Company has committed a crime or has engaged in fraudulent activities; (ii) a matter that a reasonable person would consider a probable violation of applicable criminal, civil, or administrative laws related to compliance with federal healthcare programs or probable violations of FDA promotional requirements involving branded pharmaceutical products; (iii) the employment of or contracting with persons who have been convicted of a criminal offense related to healthcare or who are listed as debarred, excluded, or otherwise ineligible for participation in federal healthcare programs; (iv) the filing of a bankruptcy petition by us or Endo Pharmaceuticals Inc.; and (v) any change in location, sale, closing, purchase, or establishment of a new business unit or location engaged in activities covered by the CIA. We are also subject to periodic reporting and certification requirements attesting that the provisions of the CIA are being implemented and followed, as well as certain document and record retention mandates. The CIA provides that in the event of an uncured material breach of the CIA, we could be excluded from participation in federal healthcare programs and/or subject to prosecution and subject to other monetary penalties, each of which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

Under the terms of the DPA, we: (i) consented to the filing, in the United States District Court for the Northern District of New York, of a one count criminal information charging us with the introduction and causing the introduction into interstate commerce of a misbranded drug; (ii) admitted to certain conduct and agreed that, should prosecution deferred pursuant to the DPA be initiated, we would neither contest the admissibility of nor contradict certain stipulated facts in any such proceeding; (iii) committed to continued cooperation in the investigation of the matter; (iv) agreed to implement and maintain a number of enhanced compliance measures regarding sales, marketing and promotion of our branded pharmaceutical products; (v) committed to remedial measures additional to those we have already undertaken; (vi) agreed to pay a total of $20.8 million in monetary penalties and forfeiture, in addition to civil false claims settlements with the federal government and the states and the District of Columbia totaling $171.9 million; and (vii) committed to full compliance with the Federal Food, Drug and Cosmetic Act (the “FDCA”). The DOJ has agreed not to pursue any criminal charges against us in connection with this matter if we comply with the terms of the DPA. The DPA takes note of our cooperation with the DOJ in the investigation of the matter, and of remedial measures, including compliance efforts previously undertaken by us. We have represented that we have implemented and will continue to implement a compliance program designed to address compliance with federal healthcare programs, the FDCA and FDA regulations regarding sales, marketing and promotion of our branded pharmaceutical products. We will periodically report to the government during the term of the DPA regarding such remediation and implementation of compliance measures. In the event that we fail to comply with our obligations under the DPA, we could be subject to the imposition of financial penalties and to criminal prosecution by the DOJ. Such a criminal prosecution could subject us to penalties that could have a material adverse effect on our business, financial condition, results of operations and cash flows.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Certain information with respect to Endo that has not been previously reported to the public.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2014
ENDO INTERNATIONAL PLC

	By:	/s/ Caroline B. Manogue
	Name:	Caroline B. Manogue
	Title:	Executive Vice President, Chief Legal Officer and Secretary

Index of Exhibits

Exhibit Number	Description

99.1	Certain information with respect to Endo that has not been previously reported to the public.

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